Earnings (Loss) per Share	12 Months Ended
Jan. 28, 2012
Earnings (Loss) per Share

2. Earnings (Loss) per Share

Basic earnings (loss) per common share amounts are calculated using the weighted-average number of common shares outstanding for the period. Diluted earnings (loss) per common share amounts are calculated using the weighted-average number of common shares outstanding for the period and include the dilutive impact of Preferred Stock, while outstanding, and stock options using the if-converted and treasury stock method, respectively.

In the years the Preferred Stock was outstanding, the two-class method was used to calculate basic and diluted earnings (loss) per common share since it is a participating security under ASC 260 Earnings per Share. The two-class method is an earnings allocation formula that determines earnings per share for each class of common stock and participating security according to dividends declared (or accumulated) and participation rights in undistributed earnings. Under the two-class method, basic earnings (loss) per common share is computed by dividing net earnings (loss) attributable to common share after allocation of earnings to participating securities by the weighted-average number of common shares outstanding during the year. Diluted earnings (loss) per common share is computed using the more dilutive of the two-class method or the if-converted method. In periods of net loss, no effect is given to participating securities since they do not contractually participate in the losses of the Company. The following table summarizes the dilutive impact of Preferred Stock for the year it was outstanding and the potential dilution that could occur if options to acquire common stock were exercised or if restricted stocks have fully vested, and reconciles the weighted-average common shares outstanding used in the computation of basic and diluted earnings per share.

	For the Fiscal Years Ended
	January 28, 2012	January 29, 2011	January 30, 2010
	(In thousands, except per share data)
Numerator:
Net Income	$22,501	$16,895	$10,604
Less: Increase in redemption value of Preferred Stock	—	—	(60,271)
Less: Preferred Stock dividends	—	—	(2,022)
Net income (loss) available to shareholders	22,501	16,895	(51,689)
Less: Income attributable to participating securities	—	—	—
Net income (loss) available to common shareholders	$22,501	$16,895	$(51,689)
Denominator:
Weighted-average common shares outstanding—basic	42,087	39,385	26,000
Options and other dilutive securities	861	1,522	—
Weighted-average common shares outstanding—diluted	42,948	40,907	26,000
Per common share:
Basic earnings (loss) per common share	$0.53	$0.43	$(1.99)
Diluted earnings (loss) per common share	$0.52	$0.41	$(1.99)

Stock options to purchase 0.9 million, 0 and 1.0 million shares of common stock for the fiscal years 2011, 2010 and 2009, respectively, were outstanding but not included in the computation of diluted earnings per shares due to its anti-dilutive effect.

In fiscal year 2009, dividends accrued on the Preferred Stock and the adjustment to record the increase in the redemption value of the Preferred Stock reduced undistributed earnings, to be allocated between common shares and participating securities, to zero for purposes of calculating earnings per share using the two-class method. As such, net losses were solely attributable to common shareholders. Accordingly, the Preferred Stock was not included in the computation of diluted earnings per share as the effect of doing so would have been anti-dilutive. See Note 10 for more information regarding Preferred Stock.